September 18, 2013

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:           Jackson National Separate Account - I (Perspective)
File Nos. 033-82080 and 811-08664

Dear Commissioners:

Pursuant to Rule 497(j) under the Securities Act of 1933 and for the above registrant and offering of securities, we certify that the forms of the prospectus supplements and statement of additional information supplement that would have been filed under paragraph (c) do not differ from those contained in the most recent post-effective amendment; and that the text of the most recent post-effective amendment was filed electronically.  This filing is for the supplements to the first of two prospectuses for this offering of securities.

If you have any questions, please call me at (517) 367-3872.

Yours truly,

/s/  FRANK J. JULIAN

Frank J. Julian
Assistant Vice President, Legal